Exhibit 4.8

THIRD SUPPLEMENTAL INDENTURE

Dated as of November 27, 2023

to

INDENTURE

Dated as of December 1, 2021

5.350% SENIOR NOTES DUE 2025

5.375% Senior Notes due 2027

5.875% Senior Notes due 2031

TAPESTRY, INC.

as the Company

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

(as successor in interest to U.S. Bank National Association)

as the Trustee

ELAVON FINANCIAL SERVICES DAC

as Paying Agent

TABLE OF CONTENTS

		Page
ARTICLE 1
DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.	Relationship with Base Indenture	1
Section 1.02.	Definitions	2

ARTICLE 2
THE NOTES

Section 2.01.	Form and Dating	9
Section 2.02.	Issuance of Additional Notes	10
Section 2.03.	Interest Rate Adjustment Based on Rating Events	11
Section 2.04.	Issuance in Euro; Payment on the Notes	14
Section 2.05.	Certificated Notes	14

ARTICLE 3
REDEMPTION AND PREPAYMENT

Section 3.01.	Notice of Redemption; Selection of Notes	14
Section 3.02.	Notes Redeemed in Part	15
Section 3.03.	Optional Redemption	15
Section 3.04.	Optional Redemption for Changes in Withholding Taxes	16
Section 3.05.	Payment of Additional Amounts	17
Section 3.06.	Special Mandatory Redemption	20

ARTICLE 4
PARTICULAR COVENANTS

Section 4.01.	Limitation on Liens	21
Section 4.02.	Limitation on Sale/Leaseback Transactions	22
Section 4.03.	Offer to Purchase Upon Change of Control Triggering Event	22
Section 4.04.	Reports	24

ARTICLE 5
DEFAULTS

Section 5.01.	Defaults	25

ARTICLE 6
MISCELLANEOUS

Section 6.01.	Modifications to the Base Indenture	25
Section 6.02.	Trust Indenture Act Controls	25
Section 6.03.	Governing Law	25

Section 6.04.	Consent to Jurisdiction	26
Section 6.05.	Successors	26
Section 6.06.	Severability	26
Section 6.07.	Counterpart Originals	26
Section 6.08.	Table of Contents, Headings, Etc.	27
Section 6.09.	Validity or Sufficiency of Supplemental Indenture	27
Section 6.10.	Waiver of Jury Trial	27
ii

THIRD SUPPLEMENTAL INDENTURE (as amended, supplemented or otherwise modified from time to time in accordance with the Base Indenture and the terms hereof, this “Supplemental Indenture”), dated as of November 27, 2023, between Tapestry, Inc., a Maryland corporation, as the Company (the “Company”), and U.S. Bank Trust Company, National Association(as successor in interest to U.S. Bank National Association), as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of December 1, 2021 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture”), providing for the issuance from time to time of one or more series of the Company’s senior debt securities;

WHEREAS, the Company desires and has requested the Trustee pursuant to Section 9.01 of the Base Indenture to join with it in the execution and delivery of this Supplemental Indenture in order to supplement the Base Indenture as and to the extent set forth herein to provide for the issuance and the terms of the Notes (as defined below);

WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized by a resolution of the Board of Directors of the Company;

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery hereof have been in all respects duly authorized by the parties hereto;

WHEREAS, the Company has appointed the Paying Agent as the paying agent in respect of the Notes issued under this Supplemental Indenture;

NOW, THEREFORE, the Company, the Trustee and the Paying Agent mutually covenant and agree for the benefit of each other and for the equal and proportionate benefit of the Holders (as defined herein) of the Company’s 5.350% Senior Notes due 2025 (the “2025 Notes”), 5.375% Senior Notes due 2027 (the “2027 Notes”) and 5.875% Senior Notes due 2031 (the “2031 Notes” and, together with the 2025 Notes and the 2027 Notes, the “Notes”) as follows:

Article 1
DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.    Relationship with Base Indenture. The terms and provisions contained in the Base Indenture will constitute, and are hereby expressly made, a part of this Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of the Base Indenture conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture will govern and be controlling in respect of the Notes.

Section 1.02.    Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Base Indenture. The following terms have the meanings given to them in this Section 1.02:

“Additional Amounts” has the meaning assigned to such term in Section 3.05 hereof.

“Additional Notes” has the meaning assigned to such term in Section 2.02 hereof.

“Attributable Debt” means, on the date of any determination, the present value of the obligation of the lessee for Net Rental Payments during the remaining term of the lease included in a Sale and Leaseback Transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the interest rate set forth or implicit in the terms of such lease or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the applicable series of Notes on such date of determination, in either case compounded semi-annually.

“Base Indenture” has the meaning set forth in the recitals to this Supplemental Indenture.

“Business Day” means any day:

●	that is not Saturday or Sunday or any other day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or The City of London; and

●	that is a day on which the Trans-European Automated Real-time Gross Settlement Express TransferSystem (the TARGET or T2 system), or any successor or replacement thereto, operates.

“Capri Acquisition” means the acquisition of Capri Holdings Limited, a British Virgin Islands business company limited by shares with BVI company number 524407 incorporated under the laws of the territory of the British Virgin Islands (“Capri”).

“Change of Control” means the occurrence of any one of the following:

(1)	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries taken as a whole to any person other than to the Company or one of the Company’s Subsidiaries;
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(2)	the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any person (other than the Company or one of the Company’s Subsidiaries) becomes the “beneficial owner” (as such terms are defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock or the Voting Stock of any parent company or other Voting Stock into which the Company’s Voting Stock or the Voting Stock of any parent company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(3)	the Company or any parent company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company or any parent company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock, the Voting Stock of such parent company or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property;

(4)	the adoption of a plan relating to the Company’s liquidation or dissolution; or

(5)	the occurrence of any Change of Control (as defined in the Existing Indentures for the Existing Notes) to the extent that and only for so long as any such Existing Notes are outstanding.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clauses (1), (2) or (3) above if the persons that beneficially own the Company’s Voting Stock immediately prior to such transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding voting securities of the surviving or transferee person that are entitled to vote generally in the election of that person’s board of directors, managers or trustees immediately after such transaction, provided that any series of related transactions shall be treated as a single transaction. The term “person,” as used in this definition, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.

The term “Voting Stock,” solely as used in the definition of Change of Control, means, with respect to any person as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors (or other analogous managing body) of such person.

“Change of Control Offer” has the meaning assigned to such term in Section 4.03 hereof.

“Change of Control Payment” has the meaning assigned to such term in Section 4.03 hereof.

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“Change of Control Payment Date” has the meaning assigned to such term in Section 4.03 hereof.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a related Rating Event.

“Clearstream” means Clearstream Banking S.A.

“Code” has the meaning assigned to such term in Section 3.05 hereof.

“Common Depositary” means Elavon Financial Services DAC.

“comparable government bond” means, with respect to the Notes to be redeemed prior to the applicable Par Call Date (as defined in Section 3.03 hereof) or, in the case of the 2025 Notes, the 2025 Maturity Date, in relation to any comparable government bond rate calculation, at the discretion of an independent investment banker selected by the Company, a bond that is a direct obligation of the Federal Republic of Germany (a “German government bond”) whose maturity is closest to the relevant Par Call Date or, in the case of the 2025 Notes, the 2025 Maturity Date, or if such independent investment banker in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the comparable government bond rate.

“comparable government bond rate” means the yield (rounded to three decimal places, with 0.0005 being rounded upwards) of the comparable government bond on the third Business Day prior to the date fixed for redemption, calculated on the basis of the middle market price of such comparable government bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment banker selected by the Company and calculated in accordance with generally accepted market practice at the time.

“Consolidated Net Tangible Assets” means, on the date of any determination, the aggregate amount of assets, less applicable reserves and other properly deductible items, after deducting from that net amount:

(a)	all current liabilities, and

(b)	goodwill, trademarks, trade names, patents, unamortized debt-discount and other like intangibles,

in each case as set forth on the Company’s most recently available consolidated balance sheet, in accordance with GAAP.

“Depositary” means, with respect to the Notes issued under this Supplemental Indenture, Euroclear and Clearstream, or any successor entity thereto.

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“euro” means the single currency of participating member states of the economic and monetary union as contemplated in the Treaty on European Union.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

“European Government Obligations” means any security that is (1) a direct obligation of the Federal Republic of Germany or any country that is a member of the European Monetary Union whose long-term debt is rated “A-1” or higher by Moody’s or “A+” or higher by S&P or the equivalent rating category of another internationally recognized rating agency on the issue date of the Notes, for the payment of which the full faith and credit of the Federal Republic of Germany or such country, respectively, is pledged or (2) an obligation of a person controlled or supervised by and acting as an agency or instrumentality of the Federal Republic of Germany or any such country the payment of which is unconditionally guaranteed as a full faith and credit obligation by the Federal Republic of Germany or such country, respectively, which, in either case under the preceding clause (1) or (2), is not callable or redeemable at the option of the issuer thereof.

“Existing 2025 Notes” means the Company’s outstanding 4.250% senior unsecured notes due 2025.

“Existing 2027 Notes” means the Company’s outstanding 4.125% senior unsecured notes due 2027.

“Existing 2032 Notes” means the Company’s outstanding 3.050% senior unsecured notes due 2032.

“Existing Indentures” means that certain first supplemental indenture, dated as of March 2, 2015, relating to the Existing 2025 Notes and that certain third supplemental indenture, dated as of June 20, 2017, relating to the Existing 2027 Notes, in each case between the Company and U.S. Bank National Association, as trustee, supplementing that certain indenture, dated as of March 2, 2015, between the Company and U.S. Bank National Association, as trustee, and that certain first supplemental indenture, dated as of December 1, 2021, relating to the Existing 2032 Notes, between the Company and U.S. Bank National Association, as trustee, supplementing that certain indenture, dated as of December 1, 2021, between the Company and U.S. Bank National Association, as trustee.

“Existing Notes” means the Existing 2025 Notes, the Existing 2027 Notes and the Existing 2032 Notes.

“Fitch” means Fitch Ratings, Inc., and its successors.

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“Foreign Successor Issuer” means any person that is organized in a jurisdiction other than the United States of America, any state thereof or the District of Columbia and that assumes the Company’s obligations under each series of Notes after the date of this Supplemental Indenture in accordance with the provisions of Article 5 of the Base Indenture.

“Funded Debt” means all indebtedness for money borrowed, including purchase money indebtedness, (i) having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible, at the option of the obligor in respect of such indebtedness, beyond one year from its creation and (ii) which is not subordinated in right of payment to the applicable series of Notes.

“Global Notes” means, individually and collectively, the Global Notes, in the forms of Exhibits A, B and C hereto issued in accordance with Section 2.01 hereof.

“Holder” means a person in whose name a Note is registered.

“Hudson Yards Development” means (a) that certain Agreement of Severed Parcel Lease (Eastern Rail Yard Section of the John D. Caemmerer West Side Yard) (the “Ground Lease”), dated as of April 10, 2013, between the Metropolitan Transportation Authority and Legacy Yards Tenant LLC (“Legacy Yards Tenant”); (b) any improvements now or hereafter located on the land demised pursuant to the Ground Lease, including, but not limited to, that certain commercial building to be built thereon and any condominium units or common areas that may be created therein and thereon; and/or (c) Legacy Yards Tenant.

“Independent Investment Banker” means any of Merrill Lynch International, Morgan Stanley & Co. International plc and J.P. Morgan Securities plc (or their respective successors), or if each such firm is unwilling or unable to select the comparable government bond, an independent investment banking institution of international standing appointed by the Company.

“Indenture” means the Base Indenture, as supplemented by this Supplemental Indenture, governing the Notes, together, as amended, supplemented or restated from time to time.

“Initial Notes” means the first €500,000,000 aggregate principal amount of the 2025 Notes, the first €500,000,000 aggregate principal amount of the 2027 Notes and the first €500,000,000 aggregate principal amount of the 2031 Notes issued under this Supplemental Indenture on the date hereof.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category), a rating of BBB- or better by Standard & Poor’s (or its equivalent under any successor rating category) and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category).

“Merger Agreement” means the Agreement and Plan of Merger, dated August 10, 2023 (as it may be amended, supplemented or otherwise modified in accordance with its terms), by and among the Company, Sunrise Merger Sub, Inc., a British Virgin Islands business company limited by shares with BVI company number 2129509 incorporated under the laws of the territory of the British Virgin Islands and a wholly owned subsidiary of the Company, and Capri.

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“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Net Proceeds” means, with respect to a Sale and Leaseback Transaction, the aggregate amount of cash or cash equivalents received by the Company or any of its Significant Subsidiaries, less the sum of all payments, fees, commissions and expenses incurred in connection with such transaction, and less the amount (estimated reasonably and in good faith by the Company) of income, franchise, sales and other applicable taxes required to be paid by the Company or any of its Significant Subsidiaries in connection with such transaction in the taxable year that such transaction is consummated or in the immediately succeeding taxable year, the computation of which shall take into account the reduction in tax liability resulting from any available operating losses and net operating loss carryovers, tax credits and tax credit carryforwards, and similar tax attributes.

“Net Rental Payments” means the total amount of rent payable by the lessee after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.

“Notes” has the meaning assigned to it in the preamble to this Supplemental Indenture.

“Paying Agent” means Elavon Financial Services DAC, UK Branch.

“person” means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means any manufacturing plant or other similar facility, office facility, warehouse, distribution center or any parcel of real estate or group of contiguous parcels of real estate located within the United States owned or leased by the Company or any of its Subsidiaries and the gross book value, without deduction of any depreciation reserves, of which on the date as of which the determination is being made exceeds 1% of Consolidated Net Tangible Assets; provided that the term ‘Principal Property’ shall not include any direct or indirect legal, beneficial or equitable interest in any corporate headquarters or any direct or indirect legal, beneficial or equitable interest in the Hudson Yards Development.

“Rating Agency” means:

(1)	each of Moody’s, S&P and Fitch; and

(2)	if any of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the applicable series of Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency in lieu thereof.
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“Rating Event” with respect to a series of Notes means (i) the rating of such series of Notes is lowered by at least two of the three Rating Agencies during the period (the “Trigger Period”) commencing on the earlier of the first public notice of (a) the occurrence of a Change of Control or (b) the Company’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which period shall be extended so long as the rating of such series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) and (ii) such series of Notes are rated below an Investment Grade rating by at least two of the three Rating Agencies on any day during the Trigger Period. Notwithstanding the foregoing, a Rating Event will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not publicly announce or confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, such Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event). Unless at least two of the three Rating Agencies are providing a rating for such series of Notes at the commencement of any Trigger Period, there will be deemed to have been a Rating Event with respect to such series of Notes during that Trigger Period.

“Relevant Jurisdiction” has the meaning assigned to such term in Section 3.05 hereof.

“Sale and Leaseback Transaction” means any arrangement whereby the Company or any of its Significant Subsidiaries has sold or transferred, or will sell or transfer, property and has or will take back a lease pursuant to which the rental payments are calculated to amortize the purchase price of the property substantially over the useful life of such property.

“S&P” means Standard & Poor’s Financial Services LLC, and its successors.

“Significant Subsidiary” means a Subsidiary of the Company which owns or leases a Principal Property.

“Subsidiary” means with respect to the Company at any date, any corporation, limited liability company, partnership, association or other entity of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own more than 50% of the Voting Stock.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for any or all of Moody’s, S&P or Fitch, as the case may be.

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“Supplemental Indenture” has the meaning set forth in the recitals hereof.

“Taxes” has the meaning assigned to such term in Section 3.05 hereof.

“Voting Stock” means capital stock the holders of which have general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of a corporation; provided that, for the purpose of such definition, capital stock which carries only the right to vote conditioned on the occurrence of an event shall not be considered Voting Stock whether or not such event shall have occurred.

Article 2
THE NOTES

Section 2.01.    Form and Dating. (a) The Notes and the Trustee’s certificate of authentication included thereon will be substantially in the form of Exhibit A with respect to the 2025 Notes, Exhibit B with respect to the 2027 Notes and Exhibit C with respect to the 2031 Notes attached hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note will be dated the date of its authentication. Each series of the Notes will initially be issued in the form of one or more Registered Global Securities, without coupons, in minimum denominations of €100,000 with integral multiples of €1,000 in excess thereof.

The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of this Supplemental Indenture or any Note conflicts with the express provisions of the Base Indenture, the provisions of this Supplemental Indenture or the Notes, as the case may be, will govern and be controlling.

(b)         Each series of the Notes issued in global form will be substantially in the form of Exhibit A, Exhibit B or Exhibit C, as applicable, attached hereto. Each Global Note will represent such of the outstanding Notes of such series as will be specified therein and each will provide that it will represent the aggregate principal amount of outstanding Notes of such series from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes of such series represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes of such series represented thereby will be made by the Trustee or the custodian of the Notes, at the direction of the Trustee, in accordance with written instructions given by the Holder thereof as required by Section 2.02 hereof. The Company initially appoints Euroclear and Clearstream to act as Depositary with respect to the Global Notes of each series.

(c)         The Notes shall not be exchangeable for or convertible into the common stock of the Company or any other security.

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(d)         The Company will not pay additional amounts on Notes held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted.

(e)         The following legends will appear on the face of all Global Notes issued under this Supplemental Indenture.

“THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM,” AND TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR ITS NOMINEE OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY OR AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE COMMON DEPOSITARY OR ITS NOMINEE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY OR AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY OR ITS NOMINEE, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”

Section 2.02.    Issuance of Additional Notes. The Company will be entitled, upon delivery to the Trustee of an authentication or company order, Officers’ Certificate and an Opinion of Counsel, to issue Additional Notes of any series issued under this Supplemental Indenture which will have identical terms as the relevant Initial Notes issued on the date hereof, other than with respect to the date of issuance, the issue price and, in some cases, the first interest payment date (“Additional Notes”), provided that the Company is in compliance with the covenants contained in this Supplemental Indenture and the Base Indenture. Each series of the Initial Notes issued on the date hereof and any Additional Notes of the same series issued will be treated as a single class for all purposes under this Supplemental Indenture, provided that, if any such Additional Notes subsequently issued are not fungible for U.S. federal income tax purposes with the Initial Notes of the same series previously issued, such Additional Notes shall be issued under a separate CUSIP, ISIN, Common Code and/or any other identifying number, but shall otherwise be treated as a single class with the relevant Initial Notes issued under this Supplemental Indenture.

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With respect to any Additional Notes, the Company shall provide to the Trustee a resolution of its Board of Directors and an Officers’ Certificate which shall contain the following information:

(a)         the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Supplemental Indenture; and

(b)         the issue price, the issue date, the initial interest payment date and the CUSIP number of such Additional Notes.

Section 2.03.    Interest Rate Adjustment Based on Rating Events. (a) The interest rate payable on each series of Notes will be subject to adjustments from time to time if Moody’s or S&P (or, if applicable, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to such series of Notes, in the manner described below in this Section 2.03.

(b)         Subject to the remaining provisions of this Section 2.03, if the rating of a series of Notes from one or both of Moody’s or S&P (or, if applicable, any Substitute Rating Agency) is decreased to a rating set forth in the immediately following table, the interest rate of such series of Notes will increase from the interest rate payable on such series Notes on the date of their initial issuance by an amount equal to the percentage set forth opposite that rating:

Moody’s Rating*	Percentage
Ba1	0.25%
Ba2	0.50%
Ba3	0.75%
B1 or below	1.00%

S&P Rating*	Percentage
BB+	0.25%
BB	0.50%
BB-	0.75%
B+ or below	1.00%

* Including the equivalent ratings of any Substitute Rating Agency.

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(c)          If at any time the interest rate on such series of Notes has been adjusted upward and any of the Rating Agencies subsequently increases its rating of such series of Notes, the interest rate on such series of Notes will be decreased such that the interest rate on such series of Notes equals the interest rate payable on such series of Notes on the date of their initial issuance plus the applicable percentages set forth opposite the ratings in effect immediately following the increase in the tables above; provided that if Moody’s or any Substitute Rating Agency subsequently increases its rating on such series of Notes to “Baa3” (or its equivalent if with respect to any Substitute Rating Agency) or higher and S&P or any Substitute Rating Agency subsequently increases its rating on such series of Notes to “BBB-” (or its equivalent if with respect to any Substitute Rating Agency) or higher, the per annum interest rate on such series of Notes will be decreased to the interest rate payable on such series of Notes on the date of their initial issuance. In addition, the interest rates on such series of Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent decrease in the ratings by any Rating Agency) if such series of Notes become rated “Baa1” (or its equivalent) or higher by Moody’s (or any Substitute Rating Agency) and “BBB+” (or its equivalent) or higher by S&P (or any Substitute Rating Agency), or one of those ratings if rated by only one Rating Agency, with a stable or positive outlook.

(d)         Each adjustment required by any decrease or increase in a rating set forth above, whether occasioned by the action of Moody’s or S&P (or, in either case, any Substitute Rating Agency), shall be made independent of any and all other adjustments. In no event shall (x) the interest rate for such series of Notes be reduced to below the interest rate payable on such series of Notes on the date of their initial issuance or (y) the total increase in the interest rate on such series of Notes exceed 2.00% above the interest rate payable on such series of Notes on the date of their initial issuance. If Moody’s or S&P ceases to rate such series of Notes or make a rating of such series of Notes publicly available for reasons within the Company’s control, the Company will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the per annum interest rate on such series of Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating on such series of Notes, as the case may be.

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(e)         No adjustment in the interest rate on such series of Notes shall be made solely as a result of a Rating Agency ceasing to provide a rating on such series of Notes. If at any time fewer than two Rating Agencies provide a rating on such series of Notes for reasons beyond the Company’s control, the Company will use commercially reasonable efforts to obtain a rating on such series of Notes from a Substitute Rating Agency for purposes of determining any increase or decrease in the per annum interest rate on such series of Notes pursuant to the tables above, (1) such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating on such series of Notes but which has since ceased to provide such rating, (2) the relative ratings scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings shall be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table, and (3) the per annum interest rate on such series of Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on such series of Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of clause (2) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency).

(f)         For so long as (a) only one Rating Agency provides a rating on such series of Notes, any increase or decrease in the interest rate on such series of Notes necessitated by a reduction or increase in the rating by that Rating Agency shall be twice the applicable percentage set forth in the applicable table above and (b) no Rating Agency provides a rating on such series of Notes, the interest rate on such series of Notes will increase to, or remain at, as the case may be, 2.00% above the interest rate payable on such series of Notes on the date of their initial issuance.

(g)         Any interest rate increase or decrease described above will take effect from the first day of the first interest payment period following the interest payment period during which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which a rating change occurs. If any Rating Agency changes its rating of such series of Notes more than once during any particular interest period, the last such change by such agency to occur will control in the event of a conflict for purposes of any interest rate increase or decrease with respect to such series of Notes described above. If the interest rate payable on such series of Notes is increased as described above, the term “interest”, as used with respect to such series of Notes, will be deemed to include any such additional interest unless the context otherwise requires.

(h)         The Company is solely responsible for calculating any adjustment of the interest rate and shall deliver written notice to the Trustee and the Holders of any change to the interest rate. In the case of Global Notes, any change to the interest rate shall be made in accordance with the applicable provisions of Euroclear and Clearstream. Neither the Trustee nor the Paying Agent shall have any duty to determine whether the interest rate should be adjusted or the amount of any such adjustment.

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Section 2.04.    Issuance in Euro; Payment on the Notes. Initial Holders will be required to pay for the Notes in euro, and all payments of principal of, the redemption price (if any), and interest and Additional Amounts (if any), on the Notes, will be payable in euro and at the office or agency maintained for that purpose, which initially will be the office of the Paying Agent located at 125 Old Broad Street, Fifth Floor, London EC2N 1AR, United Kingdom. The Company may also choose to pay interest by mailing checks or making wire transfers. The Company may also arrange for additional paying agent offices and may change these offices. As long as the Notes are in book-entry form, the Company will make payments of principal and interest through the Paying Agent. However, if on or after the date of the issuance of the Notes, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control, or if the euro is no longer being used by the then-member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Company or so used. In that event, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, if the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent euro/dollar exchange rate available on or prior to the second Business Day prior to the relevant payment date, as reported by Bloomberg. Any payment in respect of the Notes so made in U.S. dollars will not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility whatsoever for any calculation or conversion in connection with the foregoing.

Section 2.05.    Certificated Notes. If Clearstream or Euroclear is at any time unwilling or unable to continue as Depositary, and a successor depositary is not appointed by the Company within 90 days, the Company will issue Notes of like tenor in minimum denominations of €100,000 principal amount and integral multiples of €1,000 in excess thereof, in definitive form in exchange for an applicable registered Global Note that had been held by the Depositary. Any Notes issued in definitive form in exchange for a registered Global Note will be registered in the name or names that the Depositary gives to the Trustee or other relevant agent of the Trustee. It is expected that the Depositary’s instructions will be based upon directions received by the Depositary from participants with respect to ownership of beneficial interests in the applicable registered Global Note that had been held by the Depositary. In addition, the Company may at any time determine that the Notes shall no longer be represented by a Global Note and will issue Notes in definitive form in exchange for such Global Note pursuant to the procedure described above.

Article 3
REDEMPTION AND PREPAYMENT

Section 3.01.    Notice of Redemption; Selection of Notes. The Company will send by first class mail, or by electronic transmission in the case of Notes held in book-entry form, notice of any redemption at least 10 days but not more than 60 days before the date of redemption to each Holder of the applicable series of Notes (with a copy to the Trustee) to be redeemed setting forth the information to be stated in such notice as provided in Article 3 of the Base Indenture. If less than all of the applicable series of Notes are to be redeemed, the applicable series of Notes to be redeemed shall be selected by the Trustee on a pro rata basis or by lot and in accordance with the procedures of Euroclear and Clearstream. If any Note of any series is to be redeemed in part only, the notice of redemption that relates to such Note will state the portion of the principal amount of the applicable Note to be redeemed. A new Note of any series in a principal amount equal to the unredeemed portion of the applicable Note will be issued in the name of the Holder of such Note upon surrender for cancellation of such original Note. For so long as any series of Notes are held by Euroclear and Clearstream (or another Depositary), the redemption of such series of Notes shall be done in accordance with the policies and procedures of the Depositary.

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Section 3.02.    Notes Redeemed in Part. No Notes of any series of a principal amount of €100,000 or less may be redeemed in part.

Section 3.03.    Optional Redemption.

(a)         Prior to November 27, 2025 with respect to the 2025 Notes (the “2025 Maturity Date”), October 27, 2027 with respect to the 2027 Notes (one month prior to their maturity date) (the “2027 Par Call Date”) or August 27, 2031 with respect to the 2031 Notes (three months prior to their maturity date) (the “2031 Par Call Date” and, together with the 2027 Par Call Date, each a “Par Call Date”), the Company may redeem such Notes, as applicable, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (with respect to the 2027 Notes and the 2031 Notes, assuming they matured on the 2027 Par Call Date or the 2031 Par Call Date, as applicable) on an annual (ACTUAL/ACTUAL (ICMA)) basis at a rate equal to the comparable government bond rate (as defined below), plus 40 basis points with respect to the 2025 Notes, 45 basis points with respect to the 2027 Notes and 55 basis points with respect to the 2031 Notes, in each case, less (b) interest accrued but not paid to, but excluding, the date of redemption, plus, in the case of each of (1) and (2), accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the 2027 Par Call Date with respect to the 2027 Notes or the 2031 Par Call Date with respect to the 2031 Notes, the Company may redeem such Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

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(b)         The redemption prices will be calculated the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes of such series (or November 27, 2023 if no interest has been paid on the Notes of such series), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Prior to the redemption date, the Company will deliver or cause to be delivered to the Trustee (i) an Officers’ Certificate or Opinion of Counsel stating that the conditions precedent to the Company’s right to so redeem have occurred and (ii) an Officers’ Certificate setting forth the redemption price, showing the calculation in reasonable detail. If the date of redemption is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest, if any, will be paid to the person in whose name the Note is registered at the close of business on such interest record date, and no additional interest is payable to Holders whose Notes will be subject to redemption by the Company. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest shall cease to accrue on the Notes or the portions thereof called for redemption.

Section 3.04.    Optional Redemption for Changes in Withholding Taxes. A Foreign Successor Issuer may redeem any series of Notes, at its option, at any time in whole but not in part, upon not less than 10 nor more than 60 days’ notice (which notice will be irrevocable), at a redemption price equal to 100% of the outstanding principal amount of the applicable series of Notes, plus accrued and unpaid interest to, but excluding, the date fixed for redemption and any Additional Amounts (if any) then due and which will become due on the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date and Additional Amounts (if any) in respect thereof), in the event that such Foreign Successor Issuer determines in good faith that such Foreign Successor Issuer has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the applicable series of Notes, Additional Amounts and such obligation cannot be avoided by taking reasonable measures available to such Foreign Successor Issuer (including making payment through a paying agent located in another jurisdiction), as a result of:

(a)         a change in or an amendment to the laws (including any regulations or rulings promulgated thereunder) of any Relevant Jurisdiction affecting taxation, which change or amendment is announced or becomes effective on or after the date on which a Foreign Successor Issuer becomes a Foreign Successor Issuer (or, where a jurisdiction in question does not become a Relevant Jurisdiction until a later date, such later date); or

(b)         any change in or amendment to any official position of a taxing authority in any Relevant Jurisdiction regarding the application, administration or interpretation of such laws, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction), which change or amendment is announced or becomes effective on or after the date on which a Foreign Successor Issuer becomes a Foreign Successor Issuer (or, where a jurisdiction in question does not become a Relevant Jurisdiction until a later date, such later date).

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Notwithstanding the foregoing, no notice of redemption for changes in withholding taxes may be given earlier than 60 days prior to the earliest date on which such Foreign Successor Issuer would be obligated to pay Additional Amounts if a payment in respect of the applicable series of Notes were then due. At least five calendar days before such Foreign Successor Issuer provides notice of redemption of the applicable series of Notes, such Foreign Successor Issuer will deliver to the Trustee and Paying Agent (i) an officers’ certificate stating that such Foreign Successor Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to its right to so redeem have occurred, (ii) an opinion of independent legal counsel of recognized standing (which opinion shall be reasonably satisfactory to the Trustee) as to the satisfaction of conditions precedent in connection with such redemption, and (iii) an opinion of independent legal counsel of recognized standing (which opinion shall be reasonably satisfactory to the Trustee and Paying Agent) that such Foreign Successor Issuer has or will become obligated to pay Additional Amounts as a result of the circumstances referred to in clause (a) or (b) of this Section 3.04.

The Trustee and Paying Agent shall receive and will be entitled to conclusively rely upon the officers’ certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent described above, in which case they will be conclusive and binding on the Holders.

Section 3.05.    Payment of Additional Amounts.

(a)         All payments of Principal, premium and interest made by a Foreign Successor Issuer in respect of the Notes of each series will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (“Taxes”) imposed or levied by or within any jurisdiction in which such Foreign Successor Issuer is incorporated or organized or where such Foreign Successor Issuer is otherwise considered by a taxing authority to be a resident or doing business for tax purposes or from or through which such Foreign Successor Issuer makes any payment on the Notes of each series (in each case, including any political subdivision or any authority therein or thereof having the power to tax) (each a “Relevant Jurisdiction”), unless such withholding or deduction of such Taxes is required by law. For the avoidance of doubt, a Relevant Jurisdiction shall not include the United States, any state thereof or the District of Columbia. If a Foreign Successor Issuer is required to make such withholding or deduction, the Foreign Successor Issuer will pay such additional amounts (“Additional Amounts”) as will result in receipt by each Holder of any Notes of the applicable series of such amounts as would have been received by such Holder had no such withholding or deduction of such Taxes been required, except that no such Additional Amounts shall be payable:

(i)         in respect of any such Taxes that would not have been imposed, deducted or withheld but for the existence of any connection (whether present or former) between the Holder or beneficial owner of a Note and the Relevant Jurisdiction other than merely holding such Note or receiving Principal, premium (if any) or interest in respect thereof (including such Holder or beneficial owner being or having been a national, domiciliary or resident of such Relevant Jurisdiction or treated as a resident thereof or being or having been physically present or engaged in a trade or business therein or having or having had a permanent establishment therein);

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(ii)         in respect of any Note presented for payment (where presentation is required) more than 30 days after the relevant date, except to the extent that the Holder thereof would have been entitled to such Additional Amounts on presenting the same for payment on the last day of such 30-day period. For this purpose, the “relevant date” in relation to any Note means the later of (a) the due date for such payment or (b) the date such payment was made available or duly provided for;

(iii)         in respect of any Taxes that would not have been imposed, deducted or withheld but for a failure of the Holder or beneficial owner of a Note to comply with a timely request by the Foreign Successor Issuer addressed to the Holder or beneficial owner to provide information or certification concerning such Holder’s or beneficial owner’s nationality, residence, identity or connection with any Relevant Jurisdiction, if and to the extent that due and timely compliance with such request is required under the tax laws of such jurisdiction in order to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such Holder;

(iv)         in respect of any Taxes imposed as a result of a Note being presented for payment (where presentation is required) in the Relevant Jurisdiction, unless such Note could not have been presented for payment elsewhere;

(v)          in respect of any estate, inheritance, gift, sale, transfer, personal property or similar Taxes;

(vi)         to any Holder of a Note that is a fiduciary, partnership or person other than the sole beneficial owner of any payment to the extent that such payment would be required to be included in the income under the laws of a Relevant Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, or a member of that partnership or a beneficial owner who would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner or beneficial owner been the Holder thereof;

(vii)        with respect to any withholding or deduction that is imposed in connection with Sections 1471-1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (or any amended or successor versions of such Sections) and U.S. Treasury regulations thereunder or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement between the United States and any other jurisdiction implementing or relating to such Sections or any non-U.S. law, regulation or guidance enacted or issued with respect to the foregoing;

(viii)       in respect of any such Taxes payable other than by deduction or withholding from payments under or with respect to any Note; or

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(ix)         any combination of Taxes referred to in the preceding items (i) through (viii) above.

(b)         Any Foreign Successor Issuer will (i) make any such withholding or deduction required by applicable law and (ii) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. The Foreign Successor Issuer will make reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Relevant Jurisdiction imposing such Taxes. The Foreign Successor Issuer will provide to the Trustee, within a reasonable time after the date the payment of any Taxes so deducted or withheld are due pursuant to applicable law, either a certified copy of tax receipts evidencing such payment, or, if such tax receipts are not reasonably available to the Foreign Successor Issuer, such other documentation that provides reasonable evidence of such payment by the Foreign Successor Issuer.

(c)         Any Foreign Successor Issuer will indemnify and hold harmless the Holders of the applicable series of Notes, and, upon written request of any Holder of the applicable series of Notes, reimburse such Holder for the amount of (i) any Taxes levied or imposed by a Relevant Jurisdiction and payable by such Holder in connection with payments made under or with respect to the applicable series of Notes, held by such Holder; and (ii) any Taxes levied or imposed by a Relevant Jurisdiction with respect to any reimbursement under the foregoing clause (i) or this clause (ii), so that the net amount received by such Holder after such reimbursement will not be less than the net amount such Holder would have received if the Taxes giving rise to the reimbursement described in clauses (i) and/or (ii) of this clause (c) of Section 3.05 had not been imposed, provided, however, that the indemnification obligation provided for in this clause (c) shall not extend to Taxes imposed for which the Holder of the applicable series of Notes would not have been eligible to receive payment of Additional Amounts hereunder by virtue of clauses (i) through (ix) in clause (a) above or to the extent such Holder received Additional Amounts with respect to such payments.

(d)         Any Foreign Successor Issuer will pay any stamp, issue, registration, court, documentation, excise or other similar taxes, charges and duties, including interest and penalties with respect thereto, imposed by any Relevant Jurisdiction at any time after the merger described above in respect of the execution, issuance, registration or delivery of the applicable series of Notes or any other document or instrument referred to thereunder and any such taxes, charges or duties imposed by any Relevant Jurisdiction at any time after the merger described above as a result of, or in connection with, any payments made pursuant to the applicable series of Notes and/or the enforcement of the applicable series of Notes and/or any other such document or instrument.

(e)         Whenever there is mentioned, in any context, the payment of Principal, premium or interest in respect of any Note, such mention shall be deemed to include the payment of Additional Amounts provided for in this Supplemental Indenture, to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to this Supplemental Indenture.

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(f)         The obligation to make payments of Additional Amounts under the terms and conditions described above will survive any termination, defeasance or discharge of the Indenture and will apply mutatis mutandis to any successor person to any Foreign Successor Issuer (other than a person organized under the laws of the United States, any state thereof or the District of Columbia) and to any jurisdiction in which such successor is organized or is otherwise resident for tax purposes or any jurisdiction from or through which payment is made by such successor or its respective agents.

Section 3.06.    Special Mandatory Redemption. If (i) the Capri Acquisition has not been completed by February 10, 2025 (or such later date mutually agreed between the Company and Capri) (such date, the “special mandatory redemption end date”), (ii) prior to the special mandatory redemption end date, the Merger Agreement is terminated in accordance with its terms or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Capri Acquisition (the earliest of the date of delivery of such notice described in clause (iii), the special mandatory redemption end date and the date the Merger Agreement is terminated, the “special mandatory redemption trigger date”), the Company will be required to redeem all of the Notes of each series at a redemption price equal to 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date (as defined below) (the “special mandatory redemption price”). The Company will cause any notice of special mandatory redemption to be sent to each Holder of the Notes, with a copy to the Trustee, within five Business Days after the special mandatory redemption trigger date. The “special mandatory redemption date” will be the date that is 10 calendar days following any special mandatory redemption trigger date and will be specified in the notice of special mandatory redemption sent to Holders.

If funds sufficient to pay the special mandatory redemption price of the Notes on the special mandatory redemption date are deposited with the Trustee or a paying agent on or before such special mandatory redemption date, then, on and after such special mandatory redemption date, such notes will cease to bear interest. The proceeds of the offering of the Notes will not be deposited into an escrow account pending any special mandatory redemption of the Notes.

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Article 4
PARTICULAR COVENANTS

Section 4.01.    Limitation on Liens. The Company will not, and will not permit any Significant Subsidiary to, incur, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (herein called “debt”) secured by a pledge of, or mortgage or other lien on, any Principal Property, now owned or hereafter owned by the Company or any Significant Subsidiary, or any shares of capital stock or debt of any Significant Subsidiary (herein called “liens”), without providing that the applicable series of Notes (together with, if the Company shall so determine, any other debt or obligations of the Company or any Significant Subsidiary ranking equally with the applicable series of Notes and then existing or thereafter created) shall be secured equally and ratably with (or, at its option, prior to) such secured debt so long as such secured debt shall be so secured. The foregoing restrictions shall not apply to:

(a)         liens existing as of the date of this Supplemental Indenture;

(b)         liens on any property acquired (whether by merger, consolidation, purchase, lease or otherwise), constructed or improved by the Company or any Significant Subsidiary after the date of this Supplemental Indenture which are created or assumed prior to, contemporaneously with, or within 360 days after, such acquisition, construction or improvement, to secure or provide for the payment of all or any part of the cost of such acquisition, construction or improvement (including related expenditures capitalized for federal income tax purposes in connection therewith) incurred after the date of this Supplemental Indenture;

(c)         liens on any property, shares of capital stock or debt existing at the time of the acquisition thereof, whether by merger, consolidation, purchase, lease or otherwise (including liens on property, shares of capital stock or indebtedness of a corporation existing at the time such person becomes a Significant Subsidiary); provided that such lien was not created in anticipation of the person becoming a Significant Subsidiary;

(d)         liens in favor of, or which secure debt owing to, the Company or any Significant Subsidiary; and

(e)         any extension, renewal or replacement (or successive extensions, removals or replacements) as a whole or in part, of any lien referred to in the foregoing clauses (a) – (d), inclusive; provided that (i) such extension, renewal or replacement lien shall be limited to all or a part of the same property, shares of capital stock or debt that secured the lien extended, renewed or replaced (plus improvements on such property) and (ii)the debt secured by such lien at such time is not increased.

Notwithstanding the restrictions described above, the Company or any Significant Subsidiary may incur, issue, assume or guarantee any debt secured by a lien which would otherwise be subject to the foregoing restrictions without equally and ratably securing the applicable series of Notes, provided that at the time of such incurrence, issuance, assumption or guarantee, after giving effect thereto, the aggregate amount of all outstanding debt secured by liens which could not have been incurred, issued, assumed or guaranteed by the Company or a Significant Subsidiary without equally and ratably securing the applicable series of Notes then outstanding except for the provisions of this paragraph, together with the aggregate amount of Attributable Debt incurred after the date of this Supplemental Indenture pursuant to Section 4.02(a) does not at such time exceed 15% of the Company’s Consolidated Net Tangible Assets.

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Section 4.02.    Limitation on Sale/Leaseback Transactions. The Company may not, and may not permit any Significant Subsidiary to, enter into any Sale and Leaseback Transaction involving any Principal Property, unless either of the following conditions are met:

(a)         after giving effect thereto, the aggregate amount of all Attributable Debt with respect to Sale and Leaseback Transactions plus the aggregate amount of debt secured by a lien incurred without equally and ratably securing the applicable series of Notes after the date of this Supplemental Indenture pursuant to the last paragraph of Section 4.01 above would not exceed 15% of the Company’s Consolidated Net Tangible Assets, or

(b)         within 180 days of such Sale and Leaseback Transaction, the Company or such Significant Subsidiary applies to (a) the retirement or prepayment, and in either case, the permanent reduction, of Funded Debt of the Company or any Significant Subsidiary (including that in the case of a revolver or similar arrangement that makes credit available, such commitment is so permanently reduced by such amount) or (b) the purchase of other property that will constitute Principal Property, an amount not less than the Net Proceeds of the Sale and Leaseback Transaction.

This restriction will not apply to any Sale and Leaseback Transaction, and there will be excluded from Attributable Debt in any computation described in this Section 4.02 or under Section 4.01 above with respect to any such transaction (x) solely between the Company and a Significant Subsidiary or solely between Significant Subsidiaries; and (y) in which the applicable lease is for a period, including renewal rights, of three years or less.

Section 4.03.    Offer to Repurchase Upon Change of Control Triggering Event. (a) Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem all of the relevant series of Notes pursuant to Section 3.03 and Section 3.06 hereof, each Holder will have the right to require the Company to repurchase all or a portion (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of the applicable series of Notes on the relevant record date to receive interest due on the relevant interest payment date.

(b)         Within 30 days following the date upon which a Change of Control Triggering Event occurs, or at its option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by first class mail, a notice to each Holder at its registered address, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state:

(i)         that such Change of Control Triggering Event has occurred and that such Holder has the right to require the Company to repurchase such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to the date of repurchase (subject to the rights of Holders of records on the relevant interest record date to receive interest due on the relevant interest payment date) (the “Change of Control Payment”);

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(ii)         the date of repurchase, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”);

(iii)        the procedures determined by the Company, consistent with the Indenture, that a Holder must follow in order to have its Notes repurchased; and

(iv)        if the notice is mailed prior to the date of consummation of the Change of Control, that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(c)         On the Change of Control Payment Date, the Company shall, to the extent lawful, accept for payment, all Notes or portions thereof validly tendered and not withdrawn pursuant to the Change of Control Offer, and shall deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes so tendered. The Company shall also deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased by the Company. The Paying Agent shall deliver or cause to be delivered to each tendering Holder the Change of Control Payment for the Notes tendered by such Holder and accepted by the Company for purchase, and the Trustee, upon receipt of an order from the Company, shall promptly authenticate and cause to be delivered (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Note surrendered, if any, provided that each such new Note shall be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. Notwithstanding the foregoing, in the event that on the Change of Control Payment Date, there has occurred and is continuing an Event of Default (other than any Event of Default arising solely by failure to pay the Change of Control Payment), the Company shall not be obligated to accept Notes tendered pursuant to this Section 4.03 or to deposit with the Paying Agent any amounts representing any Change of Control Payments, and the Paying Agent shall not deliver or cause to be delivered to any tendering Holders any amounts representing any Change of Control Payments.

(d)         If the Change of Control Payment Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest, if any, shall be paid to the person in whose name a Note is registered at the close of business on such interest record date, and no additional interest will be payable to Holders who tender pursuant to the Change of Control Offer.

(e)         Holders of the applicable series of Notes electing to have such series of Notes repurchased pursuant to a Change of Control Offer will be required to surrender their Notes of such series, with the form entitled “Option of Holder to Elect Repurchase” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes of such series to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

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(f)         The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of a series of Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the applicable series of Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of such series of Notes by virtue of any such conflict.

(g)         The Company shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner and at the times required and otherwise in compliance with the requirements for such an offer made by the Company, and such third party purchases all Notes of the applicable series validly tendered and not withdrawn under its offer.

Section 4.04.    Reports. The Company will file with the Trustee, within 15 days after the Company files the same with the Commission to the extent the Company is required to make such filings, copies of the annual reports and of the information, documents, and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. For the avoidance of doubt, the Company will not be required to file any reports, information or documents with the Commission to the extent the Company is no longer required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants under the Indenture (as to which the Trustee will be entitled to rely exclusively on Officers’ Certificates); provided, however, that any such information, document or report filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval (or EDGAR) system or any successor thereto shall be deemed to be filed with the Trustee; provided, further however, that the Trustee will have no responsibility whatsoever for the timelines or content of any such filing or to determine whether such filing has occurred.

24

Article 5
DEFAULTS

Section 5.01.    Defaults. In addition to the Events of Default described in the Base Indenture, the following shall constitute an “Event of Default” under this Supplemental Indenture with respect to the Notes:

(a)         if the Company or any of its Significant Subsidiaries default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or such Significant Subsidiary, as the case may be, whether such indebtedness now exists, or is created after the date of this Supplemental Indenture, if that Default:

(i)         is caused by a failure to pay Principal when due at maturity (a “Principal Payment Default”); or

(ii)        results in the acceleration of such indebtedness prior to its stated maturity (an “Acceleration Event”);

and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Principal Payment Default or an Acceleration Event, aggregates $100 million or more.

Article 6
MISCELLANEOUS

Section 6.01.    Modifications to the Base Indenture. The following provision of the Base Indenture is hereby amended solely with respect to the Notes issued under this Supplemental Indenture as follows:

(a)         Section 8.08(i) of the Base Indenture is replaced with the following:

(i)         the Company shall irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Securities as to which Legal Defeasance or Covenant Defeasance will occur, cash in euros, euro-denominated European Government Obligations, a combination thereof, or other obligations as may be provided with respect to such Securities, in such amounts as will be sufficient, as determined by the Company, and expressed in a written certification thereof, signed by the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company and delivered to the Trustee, to pay the principal of, premium, if any, and interest on such Securities on the stated date for payment thereof or on the redemption date of such principal or installment of principal of, premium, if any, or interest on such Securities, and the Trustee, for the benefit of the Holders of such Securities, has a valid and perfected security interest in obligations so deposited;

Section 6.02.    Trust Indenture Act Controls. This Supplemental Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

Section 6.03.    Governing Law. The laws of the State of New York shall govern this Supplemental Indenture and the Notes.

25

Section 6.04.    Consent to Jurisdiction. A Foreign Successor Issuer will irrevocably submit to the non-exclusive jurisdiction of any New York state court or any U.S. federal court sitting in the Borough of Manhattan, The City of New York, in respect of any legal action or proceeding arising out of or in relation to the Indenture or the Notes, and will agree that all claims in respect of such legal action or proceeding may be heard and determined in such New York state or U.S. federal court and will waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such action or proceeding in any such court.

Section 6.05.    Successors. All agreements of the Company in this Supplemental Indenture and the Notes will bind their respective successors. All agreements of the Trustee in this Supplemental Indenture will bind its successors.

Section 6.06.    Severability. In case any provision in this Supplemental Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 6.07.    Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

This Supplemental Indenture and any other document delivered in connection with this Supplemental Indenture (including the Notes, but excluding the certificate of authentication of the Notes) (collectively, the “Notes Documents”) shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature, (ii) a faxed, scanned, or photocopied manual signature or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the applicable and controlling Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature of this Supplemental Indenture or any other Notes Document shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. For the avoidance of doubt, original manual signatures shall be used for authentication of the Notes by the Trustee and for execution or indorsement of writings when required under the applicable Signature Law due to the character or intended character of the writings.

26

Section 6.08.    Table of Contents, Headings, Etc.. The Table of Contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 6.09.    Validity or Sufficiency of Supplemental Indenture. The Trustee is not responsible for the validity or sufficiency of this Supplemental Indenture, or for the recitals contained herein.

Section 6.10.     Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signatures on following page]

27

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

TAPESTRY, INC., as the Company

By:	/s/ Scott Roe
	Name:	Scott Roe
	Title:	Chief Financial Officer and Chief Operating Officer

[Signature Page to Third Supplemental Indenture]

U.S. Bank Trust Company, National Association, as Trustee

By:	/s/Michelle Lee
Name: Michelle Lee
Title: Vice President

ELAVON FINANCIAL SERVICES DAC, as Paying Agent

By:	/s/Ashley Kingham
Name: Ashley Kingham
Title: Authorised Signatory

[Signature Page to Third Supplemental Indenture]

EXHIBIT A

FORM OF FACE OF NOTE

[GLOBAL SECURITY LEGEND]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM,” AND TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR ITS NOMINEE OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY OR AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE COMMON DEPOSITARY OR ITS NOMINEE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY OR AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY OR ITS NOMINEE, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, OR BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY, OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY.

A-1

5.350% SENIOR NOTE DUE 2025

Tapestry, Inc.

CUSIP No. 876030AG2

ISIN No. XS2720095541

Common Code 272009554

No. [001]	€[ ]

Interest. TAPESTRY, INC., a Maryland corporation (herein called the “Company”), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of [          ] euros (€[          ]), as revised by the Schedule of Increases or Decreases attached hereto, on November 27, 2025 and to pay interest thereon from November 27, 2023 or from the most recent interest payment date to which interest has been paid or duly provided for, on November 27 of each year, commencing November 27, 2024, at the rate of 5.350% per annum, until the principal hereof is paid or made available for payment. Interest shall be calculated on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or November 27, 2023 if no interest has been paid on the Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture (as defined on the reverse hereof), be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the relevant record date for such interest, which shall be May 12 or November 12, as the case may be, next preceding such interest payment date. For so long as all Notes are held in Clearstream and Euroclear, the relevant record date shall be deemed to be replaced with ICSD Business Day. “ICSD Business Day” means a day on which the clearing systems are open for business.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: November 27, 2023

TAPESTRY, INC.

By:
Name:
Title:

By:
Name:
Title:
A-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. Bank Trust Company, National Association, as Trustee

By:
Authorized Signatory
A-4

FORM OF REVERSE OF NOTE

Indenture. This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of December 1, 2021, as supplemented by a Second Supplemental Indenture, dated as of November 27, 2023 (as so supplemented, herein called the “Indenture”), between the Company, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and Elavon Financial Services DAC, as paying agent, to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is designated on the face hereof, initially limited in aggregate principal amount to €[_______].

Special Mandatory Redemption. If (i) the Capri Acquisition has not been completed by February 10, 2025 (or such later date mutually agreed between the Company and Capri) (such date, the “special mandatory redemption end date”), (ii) prior to the special mandatory redemption end date, the Merger Agreement is terminated in accordance with its terms or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Capri Acquisition (the earliest of the date of delivery of such notice described in clause (iii), the special mandatory redemption end date and the date the Merger Agreement is terminated, the “special mandatory redemption trigger date”), the Company will be required to redeem all of the Notes of each series at a redemption price equal to 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date (as defined below) (the “special mandatory redemption price”). The Company will cause any notice of special mandatory redemption to be sent to each Holder of the Notes, with a copy to the Trustee, within five business days after the special mandatory redemption trigger date. The “special mandatory redemption date” will be the date that is 10 calendar days following any special mandatory redemption trigger date and will be specified in the notice of special mandatory redemption sent to Holders.

If funds sufficient to pay the special mandatory redemption price of the Notes on the special mandatory redemption date are deposited with the Trustee or a paying agent on or before such special mandatory redemption date, then, on and after such special mandatory redemption date, such notes will cease to bear interest. The proceeds of the offering of the Notes will not be deposited into an escrow account pending any special mandatory redemption of the Notes.

For purposes of this special mandatory redemption provision, the following definitions are applicable:

“Capri Acquisition” means the acquisition of Capri Holdings Limited, a British Virgin Islands business company limited by shares with BVI company number 524407 incorporated under the laws of the territory of the British Virgin Islands (“Capri”).

A-5

“Merger Agreement” means the Agreement and Plan of Merger, dated August 10, 2023 (as it may be amended, supplemented or otherwise modified in accordance with its terms), by and among the Company, Sunrise Merger Sub, Inc., a British Virgin Islands business company limited by shares with BVI company number 2129509 incorporated under the laws of the territory of the British Virgin Islands and a wholly owned subsidiary of the Company, and Capri.

Optional Redemption. Prior to November 27, 2025, the Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on an annual (ACTUAL/ACTUAL (ICMA)) basis at a rate equal to the comparable government bond rate (as defined below), plus 40 basis points, less (b) interest accrued but not paid to, but excluding, the date of redemption, plus, in the case of each of (1) and (2), accrued and unpaid interest thereon to, but excluding, the redemption date.

The redemption prices will be calculated on an annual (ACTUAL/ACTUAL (ICMA)) basis. If the date of redemption is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest, if any, will be paid to the person in whose name the Note is registered at the close of business on such interest record date, and no additional interest is payable to Holders whose Notes will be subject to redemption by the Company. Unless the Company Defaults in payment of the redemption price, on and after the date of redemption, interest shall cease to accrue on the Notes or the portions thereof called for redemption.

For purposes of determining the optional redemption price, the following definitions are applicable:

“business day” means any day:

●	that is not Saturday or Sunday or any other day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or The City of London; and

●	that is a day on which the Trans-European Automated Real-time Gross Settlement Express TransferSystem (the TARGET or T2 system), or any successor or replacement thereto, operates.

“comparable government bond” means with respect to the Notes to be redeemed prior to November 27, 2025 in relation to any comparable government bond rate calculation, at the discretion of an independent investment banker selected by the Company, a bond that is a direct obligation of the Federal Republic of Germany (a “German government bond”) whose maturity is closest to November 27, 2025, or if such independent investment banker in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the comparable government bond rate.

A-6

“comparable government bond rate” means the yield (rounded to three decimal places, with 0.0005 being rounded upwards) of the comparable government bond on the third business day prior to the date fixed for redemption, calculated on the basis of the middle market price of such comparable government bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment banker selected by the Company and calculated in accordance with generally accepted market practice at the time.

“independent investment banker” means any of Merrill Lynch International, Morgan Stanley & Co. International plc and J.P. Morgan Securities plc (or their respective successors), or if each such firm is unwilling or unable to select the comparable government bond, an independent investment banking institution of international standing appointed by the Company.

Notice of any redemption will be mailed by first-class mail, or by electronic transmission in the case of Notes held in book-entry form, at least 10 days but not more than 60 days before the date of redemption to each Holder of the Notes to be redeemed. If less than all the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee on a pro rata basis or by lot and in accordance with the procedures of Euroclear and Clearstream.

Except as set forth above, the Notes will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes of each series at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of each affected series at the time outstanding, on behalf of the Holders of all Notes of such affected series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

A-7

Restrictive Covenants. The Indenture contains customary limitations that restrict the Company’s ability to merge, consolidate or sell substantially all of its or their assets, place liens on its or their property or assets and engage in sale/leaseback transactions. Upon a Change of Control Triggering Event, a Holder of Notes will have the right, subject to certain terms and conditions specified in the Indenture, to cause the Company to repurchase all or any part of the Notes of such Holder at a purchase price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to the date of repurchase.

Denominations, Transfer and Exchange. The Notes of this series are issuable only in registered form without coupons in minimum denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Note and not defined herein shall have the meanings assigned to them in the Indenture.

A-8

SCHEDULE OF INCREASES OR DECREASES

The following increases or decreases in this Note have been made:

Date of Exchange	Amount of increase in Principal of this Note	Amount of decrease in Principal of this Note	Principal of this Note following each decrease or increase	Signature of authorized signatory of Trustee

A-9

FORM OPTION OF HOLDER TO ELECT REPURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.03 (Change of Control) of the Supplemental Indenture, check the box:

☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.03 of the Supplemental Indenture, state the amount:

€

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Note)

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

A-10

EXHIBIT B

FORM OF FACE OF NOTE

[GLOBAL SECURITY LEGEND]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM,” AND TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR ITS NOMINEE OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY OR AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE COMMON DEPOSITARY OR ITS NOMINEE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY OR AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY OR ITS NOMINEE, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, OR BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY, OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY.

5.375% SENIOR NOTE DUE 2027

Tapestry, Inc.

CUSIP No. 876030AH0

ISIN No. XS2720095624

Common Code 272009562

No. [001]	€[ ]

Interest. TAPESTRY, INC., a Maryland corporation (herein called the “Company”), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of [           ] euros (€[         ]), as revised by the Schedule of Increases or Decreases attached hereto, on November 27, 2027 and to pay interest thereon from November 27, 2023 or from the most recent interest payment date to which interest has been paid or duly provided for, on November 27 of each year, commencing November 27, 2024, at the rate of 5.375% per annum, until the principal hereof is paid or made available for payment. Interest shall be calculated on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or November 27, 2023 if no interest has been paid on the Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture (as defined on the reverse hereof), be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the relevant record date for such interest, which shall be May 12 or November 12, as the case may be, next preceding such interest payment date. For so long as all Notes are held in Clearstream and Euroclear, the relevant record date shall be deemed to be replaced with ICSD Business Day. “ICSD Business Day” means a day on which the clearing systems are open for business.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: November 27, 2023

TAPESTRY, INC.

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. Bank Trust Company, National Association, as Trustee

By:
Authorized Signatory

FORM OF REVERSE OF NOTE

Indenture. This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of December 1, 2021, as supplemented by a Second Supplemental Indenture, dated as of November 27, 2023 (as so supplemented, herein called the “Indenture”), between the Company, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and Elavon Financial Services DAC, as paying agent, to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is designated on the face hereof, initially limited in aggregate principal amount to €[_______].

Special Mandatory Redemption. If (i) the Capri Acquisition has not been completed by February 10, 2025 (or such later date mutually agreed between the Company and Capri) (such date, the “special mandatory redemption end date”), (ii) prior to the special mandatory redemption end date, the Merger Agreement is terminated in accordance with its terms or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Capri Acquisition (the earliest of the date of delivery of such notice described in clause (iii), the special mandatory redemption end date and the date the Merger Agreement is terminated, the “special mandatory redemption trigger date”), the Company will be required to redeem all of the Notes of each series at a redemption price equal to 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date (as defined below) (the “special mandatory redemption price”). The Company will cause any notice of special mandatory redemption to be sent to each Holder of the Notes, with a copy to the Trustee, within five business days after the special mandatory redemption trigger date. The “special mandatory redemption date” will be the date that is 10 calendar days following any special mandatory redemption trigger date and will be specified in the notice of special mandatory redemption sent to Holders.

If funds sufficient to pay the special mandatory redemption price of the Notes on the special mandatory redemption date are deposited with the Trustee or a paying agent on or before such special mandatory redemption date, then, on and after such special mandatory redemption date, such notes will cease to bear interest. The proceeds of the offering of the Notes will not be deposited into an escrow account pending any special mandatory redemption of the Notes.

For purposes of this special mandatory redemption provision, the following definitions are applicable:

“Capri Acquisition” means the acquisition of Capri Holdings Limited, a British Virgin Islands business company limited by shares with BVI company number 524407 incorporated under the laws of the territory of the British Virgin Islands (“Capri”).

“Merger Agreement” means the Agreement and Plan of Merger, dated August 10, 2023 (as it may be amended, supplemented or otherwise modified in accordance with its terms), by and among the Company, Sunrise Merger Sub, Inc., a British Virgin Islands business company limited by shares with BVI company number 2129509 incorporated under the laws of the territory of the British Virgin Islands and a wholly owned subsidiary of the Company, and Capri.

Optional Redemption. Prior to October 27, 2027 (one month prior to the maturity date) (the “Par Call Date”), the Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming they matured on the Par Call Date) on an annual (ACTUAL/ACTUAL (ICMA)) basis at a rate equal to the comparable government bond rate (as defined below), plus 45 basis points, less (b) interest accrued but not paid to, but excluding, the date of redemption, plus, in the case of each of (1) and (2), accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The redemption prices will be calculated on an annual (ACTUAL/ACTUAL (ICMA)) basis. If the date of redemption is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest, if any, will be paid to the person in whose name the Note is registered at the close of business on such interest record date, and no additional interest is payable to Holders whose Notes will be subject to redemption by the Company. Unless the Company Defaults in payment of the redemption price, on and after the date of redemption, interest shall cease to accrue on the Notes or the portions thereof called for redemption.

For purposes of determining the optional redemption price, the following definitions are applicable:

“business day” means any day:

●	that is not Saturday or Sunday or any other day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or The City of London; and

●	that is a day on which the Trans-European Automated Real-time Gross Settlement Express TransferSystem (the TARGET or T2 system), or any successor or replacement thereto, operates.

“comparable government bond” means with respect to the Notes to be redeemed prior to the Par Call Date in relation to any comparable government bond rate calculation, at the discretion of an independent investment banker selected by the Company, a bond that is a direct obligation of the Federal Republic of Germany (a “German government bond”) whose maturity is closest to the Par Call Date, or if such independent investment banker in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the comparable government bond rate.

“comparable government bond rate” means the yield (rounded to three decimal places, with 0.0005 being rounded upwards) of the comparable government bond on the third business day prior to the date fixed for redemption, calculated on the basis of the middle market price of such comparable government bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment banker selected by the Company and calculated in accordance with generally accepted market practice at the time.

“independent investment banker” means any of Merrill Lynch International, Morgan Stanley & Co. International plc and J.P. Morgan Securities plc (or their respective successors), or if each such firm is unwilling or unable to select the comparable government bond, an independent investment banking institution of international standing appointed by the Company.

Notice of any redemption will be mailed by first-class mail, or by electronic transmission in the case of Notes held in book-entry form, at least 10 days but not more than 60 days before the date of redemption to each Holder of the Notes to be redeemed. If less than all the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee on a pro rata basis or by lot and in accordance with the procedures of Euroclear and Clearstream.

Except as set forth above, the Notes will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes of each series at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of each affected series at the time outstanding, on behalf of the Holders of all Notes of such affected series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Restrictive Covenants. The Indenture contains customary limitations that restrict the Company’s ability to merge, consolidate or sell substantially all of its or their assets, place liens on its or their property or assets and engage in sale/leaseback transactions. Upon a Change of Control Triggering Event, a Holder of Notes will have the right, subject to certain terms and conditions specified in the Indenture, to cause the Company to repurchase all or any part of the Notes of such Holder at a purchase price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to the date of repurchase.

Denominations, Transfer and Exchange. The Notes of this series are issuable only in registered form without coupons in minimum denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Note and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES

The following increases or decreases in this Note have been made:

Date of Exchange	Amount of increase in Principal of this Note	Amount of decrease in Principal of this Note	Principal of this Note following each decrease or increase	Signature of authorized signatory of Trustee

FORM OPTION OF HOLDER TO ELECT REPURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.03 (Change of Control) of the Supplemental Indenture, check the box:

☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.03 of the Supplemental Indenture, state the amount:

€

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Note)

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

EXHIBIT C

FORM OF FACE OF NOTE

[GLOBAL SECURITY LEGEND]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM,” AND TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR ITS NOMINEE OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY OR AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE COMMON DEPOSITARY OR ITS NOMINEE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY OR AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY OR ITS NOMINEE, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, OR BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY, OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY.

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5.875% SENIOR NOTE DUE 2031

Tapestry, Inc.

CUSIP No. 876030AJ6

ISIN No. XS2720095970

Common Code 272009597

No. [001]	€[ ]

Interest. TAPESTRY, INC., a Maryland corporation (herein called the “Company”), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of [          ] euros (€[          ]), as revised by the Schedule of Increases or Decreases attached hereto, on November 27, 2031 and to pay interest thereon from November 27, 2023 or from the most recent interest payment date to which interest has been paid or duly provided for, on November 27 of each year, commencing November 27, 2024, at the rate of 5.875% per annum, until the principal hereof is paid or made available for payment. Interest shall be calculated on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or November 27, 2023 if no interest has been paid on the Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture (as defined on the reverse hereof), be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the relevant record date for such interest, which shall be May 12 or November 12, as the case may be, next preceding such interest payment date. For so long as all Notes are held in Clearstream and Euroclear, the relevant record date shall be deemed to be replaced with ICSD Business Day. “ICSD Business Day” means a day on which the clearing systems are open for business.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: November 27, 2023

TAPESTRY, INC.

By:
Name:
Title:

By:
Name:
Title:
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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. Bank Trust Company, National Association, as Trustee

By:
Authorized Signatory
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FORM OF REVERSE OF NOTE

Indenture. This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of December 1, 2021, as supplemented by a Second Supplemental Indenture, dated as of November 27, 2023 (as so supplemented, herein called the “Indenture”), between the Company, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and Elavon Financial Services DAC, as paying agent, to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is designated on the face hereof, initially limited in aggregate principal amount to €[_______].

Special Mandatory Redemption. If (i) the Capri Acquisition has not been completed by February 10, 2025 (or such later date mutually agreed between the Company and Capri) (such date, the “special mandatory redemption end date”), (ii) prior to the special mandatory redemption end date, the Merger Agreement is terminated in accordance with its terms or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Capri Acquisition (the earliest of the date of delivery of such notice described in clause (iii), the special mandatory redemption end date and the date the Merger Agreement is terminated, the “special mandatory redemption trigger date”), the Company will be required to redeem all of the Notes of each series at a redemption price equal to 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date (as defined below) (the “special mandatory redemption price”). The Company will cause any notice of special mandatory redemption to be sent to each Holder of the Notes, with a copy to the Trustee, within five business days after the special mandatory redemption trigger date. The “special mandatory redemption date” will be the date that is 10 calendar days following any special mandatory redemption trigger date and will be specified in the notice of special mandatory redemption sent to Holders.

If funds sufficient to pay the special mandatory redemption price of the Notes on the special mandatory redemption date are deposited with the Trustee or a paying agent on or before such special mandatory redemption date, then, on and after such special mandatory redemption date, such notes will cease to bear interest. The proceeds of the offering of the Notes will not be deposited into an escrow account pending any special mandatory redemption of the Notes.

For purposes of this special mandatory redemption provision, the following definitions are applicable:

“Capri Acquisition” means the acquisition of Capri Holdings Limited, a British Virgin Islands business company limited by shares with BVI company number 524407 incorporated under the laws of the territory of the British Virgin Islands (“Capri”).

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“Merger Agreement” means the Agreement and Plan of Merger, dated August 10, 2023 (as it may be amended, supplemented or otherwise modified in accordance with its terms), by and among the Company, Sunrise Merger Sub, Inc., a British Virgin Islands business company limited by shares with BVI company number 2129509 incorporated under the laws of the territory of the British Virgin Islands and a wholly owned subsidiary of the Company, and Capri.

Optional Redemption. Prior to August 27, 2031 (three months prior to the maturity date) (the “Par Call Date”), the Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming they matured on the Par Call Date) on an annual (ACTUAL/ACTUAL (ICMA)) basis at a rate equal to the comparable government bond rate (as defined below), plus 55 basis points, less (b) interest accrued but not paid to, but excluding, the date of redemption, plus, in the case of each of (1) and (2), accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The redemption prices will be calculated on an annual (ACTUAL/ACTUAL (ICMA)) basis. If the date of redemption is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest, if any, will be paid to the person in whose name the Note is registered at the close of business on such interest record date, and no additional interest is payable to Holders whose Notes will be subject to redemption by the Company. Unless the Company Defaults in payment of the redemption price, on and after the date of redemption, interest shall cease to accrue on the Notes or the portions thereof called for redemption.

For purposes of determining the optional redemption price, the following definitions are applicable:

“business day” means any day:

●	that is not Saturday or Sunday or any other day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or The City of London; and

●	that is a day on which the Trans-European Automated Real-time Gross Settlement Express TransferSystem (the TARGET or T2 system), or any successor or replacement thereto, operates.
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“comparable government bond” means, with respect to the Notes to be redeemed prior to the Par Call Date in relation to any comparable government bond rate calculation, at the discretion of an independent investment banker selected by the Company, a bond that is a direct obligation of the Federal Republic of Germany (a “German government bond”) whose maturity is closest to the Par Call Date , or if such independent investment banker in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the comparable government bond rate.

“comparable government bond rate” means the yield (rounded to three decimal places, with 0.0005 being rounded upwards) of the comparable government bond on the third business day prior to the date fixed for redemption, calculated on the basis of the middle market price of such comparable government bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment banker selected by the Company and calculated in accordance with generally accepted market practice at the time.

“independent investment banker” means any of Merrill Lynch International, Morgan Stanley & Co. International plc and J.P. Morgan Securities plc (or their respective successors), or if each such firm is unwilling or unable to select the comparable government bond, an independent investment banking institution of international standing appointed by the Company.

Notice of any redemption will be mailed by first-class mail, or by electronic transmission in the case of Notes held in book-entry form, at least 10 days but not more than 60 days before the date of redemption to each Holder of the Notes to be redeemed. If less than all the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee on a pro rata basis or by lot and in accordance with the procedures of Euroclear and Clearstream.

Except as set forth above, the Notes will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes of each series at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of each affected series at the time outstanding, on behalf of the Holders of all Notes of such affected series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

A-7

Restrictive Covenants. The Indenture contains customary limitations that restrict the Company’s ability to merge, consolidate or sell substantially all of its or their assets, place liens on its or their property or assets and engage in sale/leaseback transactions. Upon a Change of Control Triggering Event, a Holder of Notes will have the right, subject to certain terms and conditions specified in the Indenture, to cause the Company to repurchase all or any part of the Notes of such Holder at a purchase price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to the date of repurchase.

Denominations, Transfer and Exchange. The Notes of this series are issuable only in registered form without coupons in minimum denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Note and not defined herein shall have the meanings assigned to them in the Indenture.

A-8

SCHEDULE OF INCREASES OR DECREASES

The following increases or decreases in this Note have been made:

Date of Exchange	Amount of increase in Principal of this Note	Amount of decrease in Principal of this Note	Principal of this Note following each decrease or increase	Signature of authorized signatory of Trustee

A-9

FORM OPTION OF HOLDER TO ELECT REPURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.03 (Change of Control) of the Supplemental Indenture, check the box:

☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.03 of the Supplemental Indenture, state the amount:

€

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Note)

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

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